UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 23, 2010

TIAA REAL ESTATE ACCOUNT
(Exact Name of Registrant as Specified in its Charter)

New York	Not Applicable

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

33-92990, 333-165286

(Commission File Number)

c/o Teachers Insurance and Annuity Association of America
730 Third Avenue
New York, New York 10017-3206

(Address of principal executive offices) (Zip Code)

(Registrant’s Telephone Number, Including Area Code): (212) 490-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

          A copy of a press release issued by Teachers Insurance and Annuity Association of America (“TIAA”) on July 21, 2010 with respect to, among other things, the information contained in Item 8.01 of this Current Report on Form 8-K, has been furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01	Other Events.

          On July 20, 2010, the Board of Trustees of TIAA appointed Virginia M. (Gina) Wilson as Executive Vice President and Chief Financial Officer of TIAA, effective on such date. Ms. Wilson succeeds Georganne C. Proctor, who will continue in her role as Executive Vice President and Chief Integration Officer of TIAA. Ms. Proctor has served as Executive Vice President and Chief Financial Officer of TIAA since 2006 and Executive Vice President, Chief Financial Officer and Chief Integration Officer of TIAA since January 2010.

          Ms. Wilson, age 56, served most recently as Executive Vice President and Chief Financial Officer of Wyndham Worldwide Corporation, one of the world’s largest hospitality firms, following its 2006 spin-off from Cendant Corporation. From 2003 to 2006, she served as Cendant’s Executive Vice President and Chief Accounting Officer. Cendant is a multinational holding company with operations in the real estate, travel, car rental, hospitality, mortgage banking and other service sectors. From 1999 to 2003, Ms. Wilson was corporate controller of MetLife, Inc. and from 1995 to 1999 she was senior vice president and controller of Transamerica Corporation (which was acquired by AEGON NV in 1999). Prior to 1995, Ms. Wilson was an audit partner at Deloitte & Touche LLP. Ms. Wilson is currently a director of the Los Angeles Child Guidance Clinic and is a trustee and vice chair for Catholic Charities in New York.

Item 9.01	Financial Statements and Exhibits.

               (a) Not Applicable.

               (b) Not Applicable.

               (c) Not Applicable.

               (d) Exhibits.

Exhibit No.	Description

99.1 —	Press release of TIAA, issued on July 21, 2010.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIAA REAL ESTATE ACCOUNT

	By:	TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA

DATE: July 23, 2010		By:	/s/ Stewart P. Greene

Stewart P. Greene
Vice President and Associate General Counsel